UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Marin Software Incorporated (the “Company”) with the Securities and Exchange Commission on May 29, 2020 (the “Original 8-K”). Amendment No. 1 updates “Item 5.07 Submission of Matters to a Vote of Security Holders” in the Original 8-K to disclose the decision of the Company’s Board of Directors (the “Board”) regarding how frequently the Company will conduct a non-binding advisory vote on executive compensation. No other changes have been made to the Original 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) convened on May 27, 2020, a non-binding, advisory vote was conducted concerning the frequency of the vote regarding the Company’s executive compensation. In the Company’s proxy statement furnished to stockholders in connection with the Annual Meeting, the Board recommended a vote for every year. At the Annual Meeting, a majority of votes cast on the matter were cast in favor of holding future advisory votes on executive compensation every year. After considering the preferences expressed at the Annual Meeting, the Board determined to hold future non-binding, advisory votes on executive compensation every year, so that the next such vote will be held at the Company’s 2021 Annual Meeting of Stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of the vote regarding the Company’s executive compensation no later than its 2026 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: August 4, 2020	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer

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